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                                                                   Exhibit 10.17

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[****]" ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 406 OF THE SECURITIES ACT OF 1933 AND RULE 24b-2 0F THE SECURITIES EXCHANGE ACT OF 1934, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.


                              SEPARATION AGREEMENT
                              --------------------

     THIS SEPARATION AGREEMENT ("Agreement") is entered into and made effective
                                 ---------
as of the 3rd day of October, 2001 between Clarus Corporation, a Delaware corporation ("Company"), and Michael W. Mattox, a resident of the State of
              -------
Georgia ("Employee") (collectively, the "Parties").
          --------                       -------

     WHEREAS, Employee's employment by the Company has terminated by mutual agreement effective October 3, 2001; and

     WHEREAS, the Parties desire to amicably resolve any and all matters that exist or may exist between them (including those regarding any and all aspects of the aforementioned employment relationship) and to set forth those terms and conditions herein.

     NOW THEREFORE, in consideration of the foregoing, the payment set forth below, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

     1.  Payment to Employee. The Parties acknowledge that the employment of the
         -------------------
     Employee with the Company has terminated effective as of October 3, 2001. In connection with such termination, the Parties acknowledge that Employee has resigned his positions as Corporate Secretary and Compliance Officer for the Company as of the date hereof. The Company agrees to pay Employee the equivalent of his current base salary for a six (6) month period, payable in [****] and shall be subject to any and all withholdings pursuant to applicable law, and, at the election of the Employee, will be directly deposited into an account designated by Employee or will be mailed to Employee at his most recent home address as reflected by the Company's personnel/payroll files. Company will reimburse Employee for expenses incurred in connection with the performance of Employee's duties to the Company prior to the date hereof and will pay to Employee all amounts owing to Employee under the Company's policies for unused Paid Time Off. Additionally, the Company agrees to continue its current Directors and Officers insurance coverage or similar coverage.

     2.  Employee Benefits. The Parties understand and agree that effective as
         -----------------
     of October 3, 2001, all of Employee's benefits have terminated, subject only to any notice and continuation requirements established by applicable law. Notwithstanding the foregoing, the Parties acknowledge that Employee may elect to continue under COBRA the medical, dental, and/or other health insurance coverage(s) in which Employee is enrolled as of the date hereof, and the Company will continue to pay that portion of the premiums therefor which is currently paid by the Company until the earlier of (a) April 3, 2002, or (b) the

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     last day of the month in which Employee becomes enrolled and insured under new insurance coverage. To the extent that the right to exercise any stock options granted to the Employee has vested on or prior to the date hereof, such options may be exercised to the extent and in the manner provided in the Stock Option Agreement and Stock Incentive Plan with respect thereto, [****]

     3.  Release and Waiver. Employee hereby irrevocably and unconditionally
         ------------------
     releases and forever discharges the Company and each of its employees, agents, directors, officers, shareholders, partners, trustees, predecessors or successors in interest, assigns, attorneys, representatives, and those companies affiliated with or related to the Company or such aforementioned individuals of the Company (and all persons acting by, through, under, or in concert with any of them) from any and all claims, complaints, demands, rights, actions, causes of action of any and every kind, damages, losses, liabilities, obligations, and costs/expenses of any and every kind, whether known or unknown, foreseen or unforeseen, direct or indirect, fixed or contingent, suspected or unsuspected, and whether or not liquidated, that may have existed or accrued or which is based on any action, fact, occurrence or omission at any time on or before the execution of this Agreement. Company hereby irrevocably and unconditionally releases and forever discharges the Employee from any and all claims, complaints, demands, rights, actions, causes of action of any and every kind, damages, losses, liabilities, obligations, and costs/expenses of any and every kind, whether known or unknown, foreseen or unforeseen, direct or indirect, fixed or contingent, suspected or unsuspected, and whether or not liquidated, that may have existed or accrued or which is based on any action, fact, occurrence or omission at any time on or before the execution of this Agreement. Specifically, Employee acknowledges that he has released all claims or potential claims that may have arisen from or were related to:

          (a) Employee's employment with the Company;
          (b) the cessation of Employee's employment with the Company;
          (c) salary, pay, compensation, commissions/incentive compensation, bonuses of any kind, severance pay, insurance, stock awards and options, employee benefits and/or plans, relocation and other business expenses;
          (d) any contract, tort, wrongful or constructive discharge or workers' compensation theory;
          (e) relating to any alleged violation of or alleged harassment or discrimination on the basis of sex (gender), race, age, color, religion, disability/handicap, national origin, or "protected activity" under the National Labor Relations Act, as amended, Title VII of the Civil Rights Act of 1964 as amended, 42 U.S.C.
              (S) 2000(e) et seq., the Civil Rights Act of 1991, Section 1981 of the Civil Rights Act of 1866, as amended, the Americans with Disabilities Act, the Rehabilitation Act of 1973, the Age Discrimination in Employment Act, the Equal Pay Act, the Family and Medical Leave Act (FMLA), 29 U.S.C. (S) 2611 et seq., Executive Order 11246, the Employee


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              Retirement Income Security Act of 1974 (ERISA), the Veterans'
              Reemployment Rights Act, 38 U.S.C. (S)(S) 22021-26, the Fair Labor Standards Act, or the Occupational Safety and Health Act, including any amendments and/or revisions to those laws, and any other similar federal, state, or local anti-discrimination laws;
          (f) any other terms and conditions of employment, any employment practices related thereto, or any contract with or contractual obligation of the Company.

     The Employee and the Company each hereby covenants not to sue the other party (or any other person or entity listed above) on account of any claim released hereby.

     4.  Confidentiality. Employee acknowledges and agrees to keep the existence
         ---------------
     and terms of this Agreement strictly confidential. Employee further agrees not in any way to reference, use, publish, distribute, or disclose any information or document regarding this Agreement or any of its contents or terms to any entity or person whatsoever (including any current or former employees of the Company), unless compelled by a court of competent jurisdiction.

     5.  No Admission of Liability. No part of this Agreement or any action on
         -------------------------
     the part of either Party in resolving this matter with the other Party shall be considered or shall constitute an admission by said Party of any wrongful conduct or violation of any law or that said Party was at any time entitled to relief for any action or conduct of the other Party (or any agent or employee thereof). The Parties further agree that they continue by this Agreement to maintain and affirm that their respective conduct (and that of any agent or employee) has not been in any way wrongful or in violation of any law. The Parties also agree that the actions agreed to be undertaken in this Agreement, as well as the fact of resolution itself, shall not have any precedential effect whatsoever.

     6.  Non-Disparagement and Reference. Employee agrees that he shall not
         -------------------------------
     undertake any disparaging or harassing conduct directed at the Company and/or its directors, managers, supervisors, employees, agents, predecessors/successors/assigns, or their respective products/services and that he shall refrain from making any disparaging or harassing statements concerning such entities, individuals, or products/services to any third party. Company agrees that it shall not undertake any disparaging or harassing conduct directed at Employee and that it shall refrain from making any disparaging or harassing statements concerning the Employee to any third party.

     Employee and the Company will mutually agree upon a statement for both internal and external inquiries concerning Employee's departure from the Company. If requested, the Company agrees to provide a positive reference for the Employee which shall contain, at a minimum, information that confirms dates and duration of employment in addition to salary and position held upon separation of employment.

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     7.   Affirmation of Protective Covenants.  Employee affirms that he remains
          -----------------------------------
     bound by and agrees that he shall fully comply with all post-termination covenants and obligations contained in the Non-Solicitation and Non-Disclosure Agreement executed contemporaneously with your employment with the Company (the "NDA") which Employee acknowledges, by the terms thereof, survive the cessation and termination of Employee's employment with the Company. All such obligations and covenants contained in said NDA are hereby incorporated by express reference as if fully set forth herein.

     8.   Return of Company Property.  Employee acknowledges that he has
          --------------------------
     returned to the Company all Company property that he has received in the course of his employment, including but not limited to all confidential information and materials, computer or computer-related equipment and software, office equipment and supplies, files and records, credit cards, keys, and any other computer property in his possession. Specifically, Employee has returned his laptop computer to the Company prior to the execution of this Agreement.

     9.   Legality and Severability.  The Parties covenant and agree that the
          -------------------------
     provisions contained herein are reasonable and are not known or believed to be in violation of any federal, state, or local law, rule or regulation. In the event a court of competent jurisdiction finds any provision herein (or subpart thereof) to be illegal or unenforceable, the Parties agree that the court shall modify said provision(s) (or subpart(s) thereof) to make said provision(s) (or subpart(s) thereof) and this Agreement valid and enforceable. Any illegal or unenforceable provision (or subpart thereof), or any modification by any court, shall not affect the remainder of this Agreement, which shall continue at all times to be valid and enforceable.

     10.  Entire Agreement; Modification; Governing Law.  This Agreement
          ---------------------------------------------
     (including the continuing and surviving covenants or obligations contained in said NDA that have been incorporated by express reference as if fully set forth herein pursuant to Paragraph 7 above) constitutes the entire understanding between the Parties regarding the subject matters addressed herein and supersedes any prior oral or written agreements between the Parties. This Agreement can only be modified by a writing signed by both Parties, and shall be interpreted in accordance with and governed by the laws of the State of Georgia without regard to the choice of law provisions thereof. Notwithstanding the foregoing, said continuing and surviving covenants and obligations contained in Paragraph 7 hereof and the NDA shall be governed and enforced in accordance with the laws of the state in which enforcement of such provisions is sought.

     11.  Negotiated Agreement.  Employee and the Company agree that this
          --------------------
     Agreement shall be construed as drafted by both of them, as parties of equivalent bargaining power, and not for or against either of them as drafter.

     12.  Review and Voluntariness of Agreement.  Employee acknowledges Employee
          -------------------------------------
     has had an opportunity to read, review, and consider the provisions of this Agreement,

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     that Employee has in fact read and does understand such provisions, and that Employee has voluntarily entered into this Agreement.

     13.  Attorneys' Fees; Repayment. In the event that either Party breaches
          --------------------------
     this Agreement and the other Party successfully prevails in a claim or action against said Party regarding such breach, the non-prevailing Party in any such claim or action shall pay, in addition to such sums as may be due or such other relief (including any appropriate injunctive relief) to which the prevailing Party may be entitled, reasonable attorneys' fees and related costs of the prevailing Party as to such claim or action. Furthermore, and without limiting any right or remedy available to the Company, Employee agrees that should he breach this Agreement, the Company shall be relieved of any obligation to provide the aforementioned consideration/compensation.

     14.  Preamble Incorporation.  All of the warranties and representations in
          ----------------------
     the preamble of this Agreement are hereby incorporated into and made a material part of this Agreement.

     15.  Non-Waiver.  The failure of the Employee or the Company to insist upon
          ----------
     or enforce strict performance of any provision of this Agreement or to exercise any rights or remedies thereunder will not be construed as a waiver by such party to assert or rely upon any such provision, right or remedy in that or any other instance.

     16.  Forum; Enforcement.  In the event of litigation arising from this
          ------------------
     Agreement, Employee and Company each hereby expressly consents to jurisdiction and venue in any State Court sitting in Gwinnett County, State of Georgia, and waives any objections to such jurisdiction and venue. Employee further agrees that if Employee were to breach the provisions of Paragraph 7 hereof or the NDA, the Company would be irreparably harmed and therefore, in addition to any other remedies available at law, the Company shall be entitled to equitable relief, including without limitation, specific performance and temporary, preliminary, and/or permanent injunctive relief, against any breach or threatened breach thereof, without having to post bond.

     17.  Employee Review Period.  Employee further acknowledges that he is
          ----------------------
     hereby advised in writing to consult an attorney about this Agreement prior to its execution. He also acknowledges that he may have twenty-one (21) days from receipt of this Agreement to review and consider this Agreement before signing it, that he may use as much of this twenty-one (21) day period as he wishes prior to signing, and that signing the Agreement shall constitute a waiver of any remaining balance of the twenty-one (21) waiting period. Employee also understands that he may revoke this Agreement within seven (7) days from the date on which this document is executed by him and that this Agreement is not effective or enforceable until such revocation period has expired. Revocation may be made by delivering a written notice of revocation to Stephen P. Jeffery, at Clarus Corporation. For this revocation to be effective, such written notice must be received by the Company no later than the close of business on the seventh day after Employee signs this Agreement. If Employee revokes this Agreement, it shall not be enforceable or

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     effective, he will not receive the benefits described in this Agreement, and, to the extent that any such benefit has already been received, it shall be returned to the Company within one (1) business day of said revocation without offset of any kind.

     In Witness Whereof, the Parties have read, understand, and do voluntarily execute this Separation Agreement.

                                    EMPLOYEE:

                                    /s/ Michael W. Mattox
                                    ----------------------------------
                                    Michael W. Mattox

                                    Date: 10/3/01
                                         ------------------------


                                    COMPANY:

                                    Clarus Corporation

                                    By: /s/ Stephen P. Jeffery
                                        -------------------------------
                                        Stephen P. Jeffery

                                    Date:  10/3/01
                                          -----------------------------

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